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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2005


                      DIVERSIFIED SECURITY SOLUTIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                           005-62411                     22-3690168
(State or other Jurisdiction         (Commission File Number)           (I.R.S. Employer
     of Incorporation)                                                 Identification No.)

    280 Midland Avenue, Saddle Brook, New Jersey                             07668
       (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (201) 794-6500

                                       N/A
          (Former name or former address, if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 2.02 Results of Operations and Financial Condition

         On February 22, 2005, Diversified Security Solutions, Inc., (the "Company") issued a press release, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein by reference, announcing the Company's financial results for the fourth quarter of its 2004 fiscal year and for its full 2004 fiscal year.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

    99.1 Press Release dated February 22, 2005, announcing the Company's financial results for the fourth quarter of its 2004 fiscal year and for its full 2004 fiscal year.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DIVERSIFIED SECURITY SOLUTIONS, INC.


Dated: February 22, 2005             By:  /s/ Douglas West
                                          -----------------------------------
                                          Douglas West
                                          Chief Financial Officer





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                                  EXHIBIT INDEX

      99.1 Press Release dated February 22, 2005, announcing Diversified Security Solutions, Inc.'s financial results for the fourth quarter of its 2004 fiscal year and for its full 2004 fiscal year.